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                                                                   Exhibit 10.77
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SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

                                 (EXIM PROGRAM)

BORROWER:  VERSO TECHNOLOGIES, INC.
           NACT TELECOMMUNICATIONS, INC.
           TELEMATE.NET SOFTWARE, INC.

DATE:      APRIL 7, 2003

      THIS AMENDMENT TO LOAN DOCUMENTS (EXIM PROGRAM) is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

      The Parties agree to amend the Loan and Security Agreement (Exim Program) between them, dated February 12, 2003 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1. MODIFIED MAXIMUM CREDIT LIMIT. The Maximum Credit Limit set forth in
Section 1 of the Schedule to the Loan Agreement is hereby amended from "$4,000,000" to "$6,000,000." The Overall Credit Limit shall remain at $10,000,000.

      2. FEE. In consideration for Silicon entering into this Amendment, Borrower shall pay Silicon a fee in the amount of $40,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

      3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the

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            SILICON VALLEY BANK               AMENDMENT TO LOAN DOCUMENTS (EXIM)
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parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

  BORROWER:                               SILICON:

  VERSO TECHNOLOGIES, INC.                SILICON VALLEY BANK

  BY /s/ Juliet M. Reising                BY /s/ Larry Singer
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     VICE PRESIDENT                       TITLE SVP
                                                -------------------------

  BY /s/ David Ryan
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     SECRETARY OR ASS'T SECRETARY

  BORROWER:                               BORROWER:

  NACT TELECOMMUNICATIONS, INC.           TELEMATE.NET SOFTWARE, INC.


  BY /s/ Juliet M. Reising                BY /s/ Juliet M. Reising
     ------------------------------          ------------------------------
     VICE PRESIDENT                          PRESIDENT OR VICE PRESIDENT


  BY /s/ David Ryan                       BY /s/ David Ryan
     ------------------------------          ------------------------------
      SECRETARY OR ASS'T SECRETARY            SECRETARY OR ASS'T SECRETARY




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